Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John H. Zoeller, hereby certify that to the best of my knowledge, the Quarterly Report of SB Partners (the “Partnership”) on Form 10-Q for the period ended June 30, 2021 the “Report” fully complies with the requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Principal Financing & Accounting Officer

Dated: August 13, 2021	By:	_____________________________________

/s/ John H. Zoeller
Chief Financial Officer